UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30 ,2025

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2856 Colorado Avenue
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 30, 2025, the Company and 1800 Diagonal Lending, LLC (“Diagonal”), entered into that certain Amendment No. 1 to Convertible Promissory Note (the “Amendment”), amending that certain Convertible Promissory Note, dated March 26, 2025, issued to the Lender (the “Note”).  The Amendment amended Section 1.1 of the Note, prohibiting the Lender from converting any portion of the Note that, if such conversion was effectuated, would cause the Company to issue to the Lender shares of the Company’s common stock in excess of 19.99% of the issued and outstanding shares of common stock  immediately prior to the issuance of the Note.

The forgoing description of the Amendment is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2025, as part of the Company’s Salary Reduction agreements, the Company announced that commencing May 1, 2025, each of its executive chair, Ann Hand, chief executive officer, Matthew Edelman, and chief financial officer, Clayton Haynes (collectively, the “Applicable Officers”), agreed to a 10% reduction of each of the Applicable Officers respective annual salaries until December 31, 2025. Pursuant to the agreement between the Company and each Applicable Officer, contingent on remaining employed by the Company in each of the months from January 2026 through March 2026, the Applicable Officers will be eligible for a bonus equal to 10% of such Applicable Officers salary as of April 30, 2025 multiplied by eight months, which if earned, would be paid to each Applicable Officer in the first quarter of the fiscal year ended December 31, 2026, with the specific date of repayment determined by the Company’s Board of Directors based on the Company’s financial position at such time.

Item 8.01 Other Events

On May 6, 2025, the Company issued a press release announcing an update on the Company’s efforts to reduce its operating costs and achieve profitability, including, among other things, the Salary Reduction, and the reduction of its workforce by approximately 35%. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

10.1	Amendment No. 1 to Convertible Promissory Note, dated April 30, 2025, by and between Super League Enterprise, Inc. and 1800 Diagonal Lending, LLC
99.1	Press Release, dated May 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: May 6, 2025	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer